EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Table Trac, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chad Hoehne, Chief Executive Officer of the Company and I, Randy Gilbert, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 31, 2021                                                                        /s/ Chad Hoehne

Chad Hoehne

Chief Executive Officer

Date:  March 31, 2021                                                                       /s/ Randy Gilbert

                                                                Randy Gilbert

   Chief Financial Officer